SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7815 Woodmont Avenue, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 7, 2010, EagleBank (the “Bank”), the wholly-owned subsidiary of Eagle Bancorp, Inc. (the “Company”), issued a press release announcing its expansion of its residential mortgage lending division with the addition of five new employees.  A copy of the press release is attached hereto as Exhibit 99.1.

On June 3, 2010, Eagle Insurance Services, LLC (“Eagle Insurance Services”), a wholly-owned subsidiary of the Bank, entered into a Program and Referral Agreement (the “Program Agreement”) with The Meltzer Group, Inc., a Maryland corporation based in Bethesda, Maryland (the “Meltzer Group”).  The Program Agreement provides for, among other things, the marketing of insurance products and services and the referral of certain persons and entities, including Bank customers, to the Meltzer Group (the “Program”). As part of the Program, Eagle Insurance Services may refer contacts of Eagle Insurance Services and its affiliates including the Bank, to the Meltzer Group in exchange for the payment of commission amounts to Eagle Insurance Services, should those referrals lead to sales of certain insurance products.

The Meltzer Group is licensed as an agent or broker with respect to certain insurance products and services under the insurance laws and regulations applicable in Maryland, Virginia and the District of Columbia, among other jurisdictions.  Eagle Insurance Services is in the process of applying to be licensed as a resident insurance agent under the laws of Maryland and as a non-resident insurance agent under the laws of Virginia and the District of Columbia, with respect to life, property and casualty, accident and health, personal lines, and/or other lines of insurance.

Forward-looking Statements: This report contains forward-looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors, and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and in other periodic and current reports filed with the SEC.  Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1.       Press release dated June 7, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/Ronald D. Paul
Ronald D. Paul, President and CEO

Dated: June 7, 2010